                        TEMPORARY INVESTMENT FUND, INC.
                               POWER OF ATTORNEY



       I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of TEMPORARY INVESTMENT FUND, INC. (Registration No. 2-47015) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

       I have signed this Power of Attorney on May 21, 1998.

                                        /s/ G. Nicholas Beckwith, III
                                        -----------------------------
                                        G. Nicholas Beckwith, III

                        TEMPORARY INVESTMENT FUND, INC.
                               POWER OF ATTORNEY


       I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of TEMPORARY INVESTMENT FUND, INC. (Registration No. 2-47015) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

       I have signed this Power of Attorney on May 13, 1998.


                                    /s/ Robert R. Fortune
                                    ------------------------------
                                    Robert R. Fortune

                        TEMPORARY INVESTMENT FUND, INC.
                               POWER OF ATTORNEY



       I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of TEMPORARY INVESTMENT FUND, INC. (Registration No. 2-47015) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

       I have signed this Power of Attorney on May 13, 1998.


                           /s/ Jerrold B. Harris
                           -------------------------------------
                           Jerrold B. Harris

                        TEMPORARY INVESTMENT FUND, INC.
                               POWER OF ATTORNEY



       I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of TEMPORARY INVESTMENT FUND, INC. (Registration No. 2-47015) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

       I have signed this Power of Attorney on May 13, 1998.


                                        /s/ Rodney D. Johnson
                                        ---------------------
                                        Rodney D. Johnson

                        TEMPORARY INVESTMENT FUND, INC.
                               POWER OF ATTORNEY



       I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of TEMPORARY INVESTMENT FUND, INC. (Registration No. 2-47015) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

       I have signed this Power of Attorney on May 14, 1998.


                                    /s/ G. Willing Pepper
                                    ---------------------
                                    G. Willing Pepper

                        TEMPORARY INVESTMENT FUND, INC.
                               POWER OF ATTORNEY


       I hereby appoint W. Bruce McConnel, III or Vernon Stanton, Jr. attorney for me, with full power of substitution, and in my name and on my behalf as a director to sign any Registration Statement or Amendment thereto of TEMPORARY INVESTMENT FUND, INC. (Registration No. 2-47015) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, and generally to do and perform all things necessary to be done in that connection.

       I have signed this Power of Attorney on May 15, 1998.


                                   /s/ Philip E. Coldwell
                                   ----------------------
                                   Philip E. Coldwell